UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BOLT TECHNOLOGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOLT TECHNOLOGY CORPORATION

Four Duke Place

Norwalk, Connecticut 06854

(203) 853-0700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 25, 2003

To the Stockholders of Bolt Technology Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BOLT TECHNOLOGY CORPORATION, a Connecticut corporation (the “Company”), will be held at The Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, on Tuesday, November 25, 2003, at 10:00 A.M., Eastern Standard Time, for the following purposes:

1. To elect three directors of the Company to hold office for a term of three years and until their successors are duly elected and shall qualify.

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 17, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY AT THEIR EARLIEST CONVENIENCE, EVEN IF THEY PLAN TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THIS PURPOSE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

JOSEPH MAYERICK, JR.,
Secretary

Dated: October 24, 2003

BOLT TECHNOLOGY CORPORATION

Four Duke Place

Norwalk, Connecticut 06854

(203) 853-0700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 25, 2003

The accompanying proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Bolt Technology Corporation (the “Company”) to be held at The Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, on Tuesday, November 25, 2003, at 10:00 A.M., Eastern Standard Time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement, Notice of Annual Meeting and accompanying proxy card will be first given or mailed to stockholders is October 24, 2003.

Only stockholders of record of the Company’s Common Stock, without par value (the “Common Stock”), at the close of business on October 17, 2003 are entitled to notice of, and to vote, the shares of Common Stock held by them on that date at the Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournments or postponements thereof. On that date, there were issued and outstanding 5,414,357 shares of Common Stock, the holders of which are entitled to one vote per share on all matters.

A quorum for the Annual Meeting of Stockholders shall consist of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy.

Any stockholder giving a proxy is empowered to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder may still attend the meeting and vote in person, regardless of whether he has previously given a proxy, but presence at the meeting will not revoke his proxy unless such stockholder votes in person.

If the accompanying proxy card is properly completed, signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein.

Unless contrary instructions are given, the persons designated as proxies in the proxy card will vote (i) FOR the slate of nominees proposed by the Board of Directors, and (ii) with regard to all other matters which may be properly brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the proxies.

Votes withheld, abstentions and broker non-votes (shares held by brokers or nominees which are present in person or represented by proxy but which are not voted on a particular matter because instructions have not been received from the beneficial owner) will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Directors will be elected by a plurality of votes present, in person or by proxy, at the Annual Meeting. All other matters which properly come before the Annual Meeting will be approved if the votes cast in favor of the matter exceed the votes cast in opposition to the matter. Votes withheld, abstentions and broker non-votes are not counted as a vote “in favor” or a vote “against” the election of any director or any other such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities and investment power is the power to dispose of or direct the disposition of securities. There is no person known to the Company or its management who beneficially owned more than five percent of any class of the Company’s voting securities as of October 17, 2003.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth all equity securities of the Company beneficially owned as of October 17, 2003 by (i) each director and nominee, (ii) each executive officer named in the Summary Compensation Table below, and (iii) all directors and executive officers as a group. Except as otherwise indicated, all beneficial ownership reflected in the table represents sole voting and investment power as to the shares of Common Stock listed or shared voting and investment power with the person’s spouse.

Name	Shares of Common Stock Owned(1)	Options Exercisable(2)	Total	Percent of Total Class(3)
Kevin M. Conlisk	9,500	6,000	15,500	*
Joseph Espeso	31,400	3,000	34,400	*
Michael H. Flynn	1,000	3,000	4,000	*
George R. Kabureck	1,000	3,000	4,000	*
Joseph Mayerick, Jr.	53,330	—	53,330	*
Daniel K. McConlogue	—	3,000	3,000	*
Gerald H. Shaff	139,000	—	139,000	2.6
Gerald A. Smith	39,250	6,000	45,250	*
Raymond M. Soto	186,210	—	186,210	3.4
All Executive Officers and Directors as a Group	460,690	24,000	484,690	8.9

*	Less than 1% of the Company’s outstanding Common Stock.
(1)	Includes 3,000 shares, 700 shares, 2,000 shares, 25,000 shares and 1,875 shares held by the wives of Messrs. Conlisk, Espeso, Shaff, Smith and Soto, respectively, or an aggregate of 32,575 shares owned by the wives of all directors and officers as a group, as to which such directors and officers disclaim beneficial ownership.
(2)	Represents shares subject to stock options granted under the Company’s stock option plan which officers and directors may acquire within 60 days upon exercise of stock options.
(3)	The percentages represent the total of shares listed in columns (1) and (2) divided by the Company’s issued and outstanding shares of Common Stock as of October 17, 2003, plus all stock options granted to the individual or group, as appropriate, under the Company’s stock option plan, which may be acquired within 60 days.

ELECTION OF DIRECTORS

In accordance with the Company’s Certificate of Incorporation and By-Laws, the Board of Directors is divided into three classes, with the directors in each class elected at successive annual meetings for three-year terms. The Company’s Board currently consists of nine members, all of whom are elected by the holders of the Common Stock.

The three directors whose terms are expiring at the Annual Meeting are Michael H. Flynn, George R. Kabureck and Raymond M. Soto. All three of these directors have been nominated by the Nominating Committee of the Board of Directors to stand for election at the Annual Meeting in the class of directors whose term expires at the Company’s Annual Meeting of Stockholders in 2006. Mr. Soto has served as a director of the Company since 1979; Messrs. Flynn and Kabureck have served as directors of the Company since 2002.

At the Annual Meeting, the accompanying proxy, if properly completed, executed and returned, will be voted (absent contrary instructions) in favor of electing these three nominees as directors. Should any one or all of these nominees become unable to accept nomination or election, which the Board of Directors has no reason to believe will be the case, the persons named in the enclosed form of proxy will vote for the election of such person or persons as the Nominating Committee of the Board of Directors may nominate. The other persons listed below will continue in office as directors until the expiration of their terms and until their successors are duly elected and shall qualify.

The Board of Directors recommends a vote “FOR” the slate of nominees described below.

The following table sets forth the name, age and principal occupation for the past five years of, and certain other information for, each of the nominees for election as a director and each of the incumbent directors of the Company.

Name, Age and Positions, if any, with the Company	Business Experience During Past 5 Years	Director Since

Nominees for Term Expiring in 2006:

Michael H. Flynn, 65, Director	President of Associated Community Bancorp, Inc. and Chairman of its subsidiary, Westport National Bank, since 2002. President and Chief Executive Officer of Westport National Bank since 1997.	2002

George R. Kabureck, 64, Director	Senior Vice President—Administration of Norwalk Hospital for more than five years until retiring in September 2001.	2002

Raymond M. Soto, 64, Chairman, President, Chief Executive Officer and Director	Chairman, President and Chief Executive Officer of the Company for more than five years.	1979

Name, Age and Positions, if any, with the Company	Business Experience During Past 5 Years	Director Since

Directors Elected for Term Expiring in 2004:

Joseph Espeso, 61, Senior Vice President—Finance, Chief Financial Officer and Director	Senior Vice President—Finance and Chief Financial Officer of the Company since October 2001. Prior to October 2001, Vice President of the U.S. Group of BNP Paribas for more than five years.	1999

Daniel K. McConlogue, 52, Director	Founder and President of Eleven O’Clock Associates, LLC, a registered investment advisory firm, for more than five years.	2002

Gerald H. Shaff, 70, Director	President and Chief Executive Officer of Custom Products Corporation, a wholly owned subsidiary of the Company, for more than five years.	1998

Directors Elected for Term Expiring in 2005:

Kevin M. Conlisk, 58, Director	A Principal and Chief Financial Officer of Alinabal Holdings Corporation, a diversified manufacturer of industrial products, for more than five years.	1996

Joseph Mayerick, Jr., 61, Senior Vice President—Marketing, Secretary and Director	Senior Vice President—Marketing of the Company for more than five years.	1993

Gerald A. Smith, 57, Director	Chief Executive Officer of Integrated Loan Services, Inc., a wholly-owned subsidiary of Fiserv, Inc., an independent, full service provider of integrated data processing and information management systems to the financial industry, for more than five years.	1993

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS

Information on Committees of the Board of Directors

During the fiscal year ended June 30, 2003, the Board of Directors held eight Board meetings and three Committee meetings. No director attended fewer than 75% of the total number of meetings of the Board and of the Committees of which he is a member.

The standing committees of the Board of Directors are the Audit Committee, the Executive Compensation Committee and the Nominating Committee.

The Audit Committee is a committee of the Board of Directors which approves in advance all audit and non-audit services (except as permitted by law) provided by the Company’s independent auditors. In addition, the Audit Committee reviews and discusses with the independent auditors the plan for and the results of the annual audit. The Audit Committee also reviews the Company’s internal controls and accounting system. During fiscal 2003, the members of the Audit Committee were Kevin M. Conlisk (Chairman), George R. Kabureck and Gerald A. Smith, each of whom is “independent” as defined in the American Stock Exchange Listing Standards, Policies and Requirements. The Audit Committee met two times during fiscal 2003. The Board of Directors has adopted a written charter for the Audit Committee, which was amended in September 2003. A copy of the Company’s Audit Committee Charter, as amended, is provided as Appendix A to this Proxy Statement.

The Executive Compensation Committee oversees the Company’s executive compensation programs and establishes its executive compensation policies. During fiscal 2003, the members of the Executive Compensation Committee were Gerald A. Smith (Chairman), Kevin M. Conlisk and Daniel K. McConlogue. The Executive Compensation Committee held one meeting during fiscal 2003.

The Nominating Committee is a new committee that was appointed at the 2002 Annual Meeting of the Board of Directors. The committee is primarily responsible for identifying individuals qualified to become directors of the Company and recommend to the Board of Directors candidates to fill vacancies on the Board or to stand for election to the Board by the stockholders. The Nominating Committee will consider nominees recommended by stockholders sent on a timely basis to the Secretary of the Company together with the consent of the candidate. The members of the Nominating Committee are Michael H. Flynn (Chairman), Kevin M. Conlisk, George R. Kabureck, Daniel J. McConlogue and Gerald A. Smith. The Nominating Committee did not meet during fiscal 2003 but did meet subsequent to June 30, 2003 and recommended the candidates standing for election at the 2003 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company’s consolidated financial statements for the fiscal year ended June 30, 2003 with management and McGladrey & Pullen, LLP, the Company’s independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

The Company’s independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed the independent accountants’ independence with the independent accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 filed with the Securities and Exchange Commission.

The Audit Committee also reviewed the fees paid to McGladrey & Pullen, LLP during fiscal year 2003 and determined that the services provided by McGladrey & Pullen, LLP are compatible with maintaining its independence.

Audit Committee

Kevin M. Conlisk, Chairman

George R. Kabureck

Gerald A. Smith

MANAGEMENT

Directors and Executive Officers

The directors and executive officers of the Company are as follows:

Name	Position
Raymond M. Soto	Chairman of the Board, President, Chief Executive Officer and Director
Joseph Espeso	Senior Vice President—Finance, Chief Financial Officer and Director
Joseph Mayerick, Jr.	Senior Vice President—Marketing, Secretary and Director
Kevin M. Conlisk	Director(1)(2)(3)
Michael H. Flynn	Director(3)
George R. Kabureck	Director(1)(3)
Daniel K. McConlogue	Director(2)(3)
Gerald H. Shaff	Director
Gerald A. Smith	Director(1)(2)(3)

(1)	Member of the Audit Committee
(2)	Member of the Executive Compensation Committee
(3)	Member of the Nominating Committee

See “Election of Directors” for biographies relating to Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the acquisition of the assets of Custom Products Corporation (“Custom”) in January 1998, the Company paid $4,971,000 in cash and 135,000 shares of the Company’s Common Stock to Mr. Shaff. In addition, the Company agreed to pay additional contingent consideration to Mr. Shaff dependent upon the future sales of Custom through December 31, 2002. Based on the actual sales of Custom during such period, no such contingent compensation was paid. Mr. Shaff also entered into a five-year employment agreement with the Company, pursuant to which the Company agreed to nominate Mr. Shaff as a Director of the Company during its term. As of January 1, 2003, Custom and Mr. Shaff entered into a new two-year employment agreement pursuant to which he receives an annual salary of not less than $170,000. For the fiscal year ended June 30, 2003, Mr. Shaff was paid a salary of $158,000 under his prior and current employment agreements and received a $3,900 matching contribution paid to his account under the Company’s 401(k) Savings Plan.

EXECUTIVE COMPENSATION

The following table sets forth, for the Company’s last three fiscal years, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company’s Chief Executive Officer and each of the Company’s other executive officers who had earned qualifying compensation in excess of $100,000:

Summary Compensation Table

	Fiscal Year	Annual Compensation				Long Term Compensation	All Other Compensation($)(1)(2)(3)
Name and Principal Position		Salary($)	Bonus($)		Other Compensation($)	Stock Options Awards(#)
Raymond M. Soto Chairman, President and Chief Executive Officer	2003 2002 2001	$275,940 269,370 250,044	$	— 250,000 —	(5) (5) $36,062(4)	75,000 — —	$44,353 45,651 42,498

Joseph Espeso Senior Vice President— Finance and Chief Financial Officer	2003 2002	180,000 131,730		— 55,000	(5) (5)	40,000 —	8,270 8,259	(6)

Joseph Mayerick, Jr. Senior Vice President— Marketing and Secretary	2003 2002 2001	180,000 174,650 165,846		— 75,000 10,000	(5) (5) (5)	40,000 — —	25,375 19,080 25,375

(1)	Includes matching contribution paid by the Company under the Company’s 401(k) Savings Plan. The matching contribution made to the executive officer’s account for fiscal year 2003 was as follows: Mr. Soto, $6,198 and Mr. Espeso, $5,270.
(2)	Includes the value of Company-paid whole life insurance policies on Messrs. Soto and Mayerick. The named executive has the right to designate the beneficiary and in the event of termination of employment, for any reason, ownership of the policy transfers to the named executive. The value of this benefit in fiscal year 2003 was $36,800 for Mr. Soto and $22,375 for Mr. Mayerick.
(3)	Includes reimbursement for medical expenses in fiscal year 2003 in the amount of $1,355 for Mr. Soto, $3,000 for Mr. Mayerick and $3,000 for Mr. Espeso.
(4)	Includes for fiscal year 2001 country club membership fees of $13,130 and payments related to Company-provided automobiles of $22,932.
(5)	Perquisites that do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for a named executive officer have been omitted.
(6)	Includes $7,000 in directors fees paid to Mr. Espeso prior to his joining the Company as Senior Vice President-Finance and Chief Financial Officer in October 2001.

Employment Agreement

The Company has an employment agreement with Mr. Soto in effect through June 30, 2006, subject to extension. The agreement provides for, among other things, a base annual salary of $289,740 for fiscal year 2004, subject to adjustment and a discretionary bonus to be determined from time-to-time by the Board of Directors. Pursuant to the employment agreement, the Company must also maintain a life insurance policy for the benefit of Mr. Soto. The employment agreement will terminate in the event of Mr. Soto’s death and may be terminated by the Company in the event of Mr. Soto’s disability or for cause (as defined therein). Mr. Soto may terminate his employment for Good Reason, which includes (i) certain changes in Mr. Soto’s duties and responsibilities; (ii) the relocation of Mr. Soto’s principal place of employment; or (iii) the occurrence of a “defined corporate change,” as defined in the employment agreement. If Mr. Soto terminates his employment for Good Reason, he will be entitled to receive all sums which would have become payable to him under the employment agreement during the three-year period following the date of such termination. This sum includes base salary and a performance bonus based on the average of the three highest such bonuses paid during the five fiscal years preceding the date of termination.

Severance Compensation Plan

The Company has a Severance Compensation Plan which provides for special severance benefits to employees designated by the Board in the event of their termination, for whatever reason, during the 24-month period following (i) a change of control of the Company, including the acquisition by any person or group of beneficial ownership of 30% of the Company’s outstanding shares, or a change in the composition of the Board during any two-year period resulting in a majority turnover where election or nomination of the new directors was not approved by at least two-thirds of the directors then in office who were directors at the beginning of such period, or (ii) approval by the Company’s stockholders of (A) the Company’s merger or consolidation where the Company is not the surviving corporation or (B) the Company’s sale or disposal of all or substantially all of the Company’s assets (including a plan of liquidation). The benefit, which is payable within ten days of termination of employment, shall (as pre-designated by the Board) equal two or three times (i) such employee’s current base salary, (ii) the average of such employee’s bonuses in the three highest years during the five-year period prior to termination, and (iii) certain annual medical insurance premiums previously paid by the Company for the benefit of such employee; provided, however, such total amount may not exceed the maximum amount that may be paid without incurring the adverse tax consequences imposed upon such benefits by the Internal Revenue Code. In certain circumstances, the Severance Compensation Plan may be amended or terminated by the Board. In fiscal 2003, four key employees, including Messrs. Espeso and Mayerick, participated in this plan.

Directors’ Compensation

In fiscal year 2003, non-employee directors received an annual director’s fee of $6,000, a fee of $1,200 for attendance at each meeting of the Board of Directors and a fee of $600 for each committee meeting attended. Directors who are also employees of the Company receive no additional compensation for their service as a director.

Under the Bolt Technology Corporation 1993 Stock Option Plan, each non-employee director, when elected a director by the stockholders, received an option to purchase 3,000 shares of the Common Stock of the Company subject to the terms and conditions of the Plan. Under the terms of the Plan, no options can be granted subsequent to June 30, 2003, but options granted prior to that date shall remain in effect until such options have been exercised or terminated in accordance with the Plan and the terms of such options.

Option Grants in the Last Fiscal Year

The following table provides information on option grants during fiscal 2003 to the Chief Executive Officer and the other executive officers named in the Summary Compensation Table above.

	Individual Grants
Name	Options Granted(#)	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise or Base Price($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)(3)
					5%	10%
Raymond M. Soto	75,000	25.7%	$3.05	01/22/2008	$63,000	$140,000
Joseph Espeso	40,000	13.7%	$3.05	01/22/2008	$34,000	$74,000
Joseph Mayerick, Jr.	40,000	13.7%	$3.05	01/22/2008	$34,000	$74,000

(1)	The Company granted options representing 292,000 shares to employees during fiscal 2003.
(2)	The dollar amounts under potential realizable columns use 5% and 10% rates of appreciation permitted by the Securities and Exchange Commission and are not intended to forecast actual appreciation in the Company’s stock price. Actual gains, if any, on stock options are dependent on the future performance of the Company’s stock. There can be no assurance that the amounts reflected in this table will be achieved.
(3)	All stock options granted during fiscal 2003 are for a term of five years. These options will vest on the first anniversary of the date of grant.

Stock Option Exercises and Holdings

The following table sets forth information related to stock options exercised by the Chief Executive Officer and the other executive officers named in the Summary Compensation Table above during fiscal 2003, and the number and value of unexercised options held by such individuals at June 30, 2003.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name	Number of Shares Acquired on Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Raymond M. Soto	—	—	—	75,000	—	$30,000
Joseph Espeso	—	—	3,000	40,000	—	$16,000
Joseph Mayerick, Jr.	—	—	—	40,000	—	$16,000

(1)	Based upon the market price of a share of Common Stock on June 30, 2003 of $3.45.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

On March 19, 2003, upon the recommendation of its Audit Committee, the Board of Directors of the Company dismissed Deloitte & Touche (“Deloitte”) as the Company’s independent accountants, and appointed McGladrey & Pullen, LLP (“McGladrey”) to serve as the Company’s independent accountants for the year ending June 30, 2003.

Representatives of McGladrey will be present at the Annual Meeting of Stockholders, with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from stockholders.

The Audit Committee is expected to select the Company’s independent accountants for the year ending June 30, 2004 no later than March 2004. This is in accordance with the Company’s past practices to make such selection in the spring of each fiscal year.

The audit reports of Deloitte on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended June 30, 2001 and June 30, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal year ended June 30, 2002, and from July 1, 2002 through March 19, 2003, there were no disagreements between the Company and Deloitte on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with their reports, and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K. Deloitte reviewed a copy of the above disclosures and by a letter dated March 24, 2003 stated its agreement with such statements.

During the Company’s fiscal year ended June 30, 2002, and from July 1, 2002 through March 19, 2003, the Company did not consult McGladrey with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by McGladrey for the audit of our annual financial statements for the 2003 fiscal year and the reviews of our financial statements for the quarter ended March 31, 2003 and the fees for services rendered by Deloitte for the review of our financial statements for the quarters ended September 30, 2002 and December 31, 2002, as well as fees for non-audit related services:

	McGladrey		Deloitte
Audit Fees (including quarterly reviews)	$95,000		$26,000
Financial Information Systems Design and Implementation	—		—
All other fees	$2,250	(1)	—

(1)	Related to tax compliance assistance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), requires the Company’s executive officers and directors, and persons owning more than 10% of the Company’s Common Stock (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of copies of these filings received by the Company, the Company believes that such Reporting Persons complied with all Section 16(a) filing requirements applicable to Reporting Persons during the fiscal year ended June 30, 2003.

STOCKHOLDERS’ PROPOSALS

In order to be considered for inclusion in the Company’s proxy statement and form of proxy for next year’s Annual Meeting of Stockholders, any proposals by stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received at the Company’s offices at Four Duke Place, Norwalk, Connecticut 06854 on or before June 26, 2004.

In addition, if a stockholder intends to present a proposal at the Company’s 2004 Annual Meeting of Stockholders without inclusion of that proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or before September 9, 2004, proxies solicited by the Board of Directors for the 2004 Annual Meeting of Stockholders will confer discretionary authority to vote on the proposal at the meeting.

OTHER MATTERS

The Board of Directors does not know of any matters that may come before the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. However, if any other matters properly come before the Annual Meeting of Stockholders, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or facsimile, by regular employees of the Company or others affiliated with the Company. The Company will not pay compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses in sending or forwarding proxy material to principals in obtaining their proxies.

All stockholders are urged to execute, date and return promptly the enclosed form of proxy in the enclosed return envelope, regardless of whether they intend to be present in person at the Annual Meeting.

By Order of the Board of Directors

JOSEPH MAYERICK, JR.
Secretary

Norwalk, Connecticut

Dated: October 24, 2003

APPENDIX A

BOLT TECHNOLOGY CORPORATION

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

The Audit Committee (the “Committee”) shall consist of at least three members who at all times shall be members of the Board of Directors, all of whom, individually and as a group meet all applicable independence and experience qualifications as required by law, including without limitation, the Securities Exchange Act of 1934, as amended, and any regulations promulgated thereunder, as well as the bylaws and regulations of the American Stock Exchange. The members of the Committee shall be designated by resolution of the Board of Directors, each such member to serve until he is no longer a director or until removed and a successor is elected by the Board of Directors, whichever shall first occur.

The Committee is empowered and directed to:

GENERAL

1.	Provide an open avenue of communication between the independent auditor and the Board of Directors.

2.	Meet as frequently as circumstances require, and as required by law or the bylaws or regulations of the American Stock Exchange. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3.	Confirm and assure the independence of the independent auditor as required by law, as well as the bylaws or regulations of the American Stock Exchange, which shall include taking the following actions:

(a)	Receive from the independent auditor a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1.

(b)	Have discussions with the auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditor.

(c)	Take, or recommend to the Board of Directors that it take, appropriate action to oversee the independence of the outside auditors.

4.	Review with the independent auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

5.	Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6.	Consider and review with the independent auditor:

(a)	The adequacy of the Company’s and related entities’ internal controls including computerized information system controls and security.

(b)	Related findings and recommendations of the independent auditor together with any actions taken by management.

7.	Consider and review with management and the independent auditor:

(a)	Significant findings during the year, including the status of previous audit recommendations.

(b)	Any difficulties encountered in the course of audit work including any restrictions on the scope or activities or access to required information.

8.	Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

9.	Report periodically to the Board of Directors on significant results of the foregoing activities.

10.	Instruct the independent auditor of its ultimate accountability to the Board of Directors and to the Committee as the stockholders’ representative, and exercise the Committee’s authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor.

11.	Oversee as appropriate or otherwise required, any outside accounting firms that the Company may retain, and cause all such outside accounting firms to report directly to the Committee with respect to its audit and auditing services, and other services as appropriate.

12.	Engage independent counsel and other advisors as it determines necessary to carry out its duties.

13.	Perform such other duties required to be performed by the Committee pursuant to law, as well as the bylaws or regulations of the American Stock Exchange.

14.	Perform other duties as the Board of Directors may from time to time assign to it.

CONTINUOUS ACTIVITIES

1.	Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

2.	Provide that financial management and the independent auditor discuss with the audit committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3.	Inquire as to the auditor’s independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

4.	Inquire as to the auditor’s views about whether management choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

5.	Determine, in regard to new transactions or events, the auditor’s reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

6.	Assure that the auditor’s reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

7.	Inquire as to the auditor’s views about how the Company’s choices of accounting principles and disclosure practices may affect public views and attitudes about the Company.

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SCHEDULED ACTIVITIES

1.	Appoint the independent auditor, approve in advance all auditing services and non-audit services (other than as permitted by law) provided to the Company by the independent auditor, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

2.	Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

3.	Review with management and the independent auditor, the results of annual audits and related comments including:

(a)	The independent auditor’s audit of the Company’s annual financial statements, accompanying footnotes and its report thereon.

(b)	Any significant changes required in the independent auditor’s audit plans.

(c)	Any difficulties or disputes with management encountered during the course of the audit.

(d)	Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

4.	Review and update the Committee’s Charter annually.

OTHER OVERSIGHT ACTIVITIES

1.	Review and approve requests for any management consulting engagement to be performed by the Company’s independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

2.	Review with Company counsel or other legal counsel legal and regulatory matters that may have a material impact on the Company’s and related entities financial statements, compliance policies and programs.

3.	Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel and other professionals to assist it in the conduct of any investigation.

4.	Provide an avenue of communication for any complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as any confidential anonymous employee concerns regarding questionable accounting or auditing practices.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BOLT TECHNOLOGY CORPORATION

The undersigned hereby appoints Raymond M. Soto and Joseph Mayerick, Jr. proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Bolt Technology Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held November 25, 2003 or any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS SET FORTH ON THE REVERSE SIDE.

(Continued, and to be marked, dated and signed, on the reverse side)

Address Change/Comments (mark the corresponding box on the reverse side)

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Ù  FOLD AND DETACH HERE  Ù

BOLT TECHNOLOGY CORPORATION	Annual Meeting of Stockholders November 25, 2003 at 10:00 a.m. The Norwalk Inn & Conference Center 99 East Avenue Norwalk, Connecticut

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Item 1 —	ELECTION OF DIRECTORS Nominees: Class whose term expires in 2006: 01 Michael H. Flynn 02 George R. Kabureck 03 Raymond M. Soto	FOR ☐	WITHHELD FOR ALL ☐	Item 2 —	To transact in their discretion such other business as may properly come before the meeting, or any adjournment or postponement thereof.

WITHHELD FOR: (Write name(s) of nominee(s) below.)

Signature                                                            Signature                                                        Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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Ù  FOLD AND DETACH HERE  Ù

Admission Ticket

Annual Meeting

of

BOLT TECHNOLOGY CORPORATION

Tuesday, November 25, 2003

10:00 a.m.

The Norwalk Inn & Conference Center

99 East Avenue

Norwalk, Connecticut